EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Homeowners of America Corporation. (the "Company") on Form 10-Q for the fiscal period ended June 30, 2015 as filed with the Securities and Exchange Commission (the "Report"), the undersigned principal executive officer and principal financial officer of the Company, each hereby certify, solely for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
/s/ Spencer Tucker	/s/ Michael C. Rosentraub
Spencer Tucker	Michael C. Rosentraub
Chief Executive Officer	Chief Financial Officer
August 13, 2015	August 13, 2015
The foregoing certification is being furnished (but not filed) solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.